Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into by and between Summer Energy Holdings, Inc., a Nevada corporation (the “Company”), and the “Purchaser” signatory hereto and who has executed and delivered to the Company an Securities Purchase Agreement to purchase certain securities described therein.

The parties hereby agree as follows:

1.Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” shall mean, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Business Day” shall mean a day, other than a Saturday or Sunday, on which banks in Houston, Texas are open for the general transaction of business.

“Common Stock” shall mean the Company’s common stock and any securities into which such shares may hereinafter be reclassified.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Issuable Shares” shall mean the shares of Common Stock.

“Prospectus” shall mean (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.

“Purchase Agreement” shall mean that certain Securities Purchase Agreement by and between Purchaser and the Company, of even date herewith, for the purchase of Common Stock.

“Purchaser” shall mean the Purchaser identified in a subscription agreement or Purchase Agreement and who is signatory to this Agreement.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean (i) the Issuable Shares and (ii) any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged pursuant to such Registration Statement, (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act, (c) such securities shall have ceased to be outstanding, or (d) such securities are saleable under Rule 144 of the Securities Act without regard to any volume limitation requirements under Rule 144 of the Securities Act.

“Registration Statement” shall mean any registration statement of the Company filed under the Securities Act that covers the public offering of any Registrable Securities, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Rights Holder” shall mean the Purchaser, and “Rights Holders” shall mean those persons who have executed either a subscription agreement or a Purchase Agreement to purchase Common Stock as part of an offering commencing in April 2018.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.Piggy-Back Registration Only.

(a)In the event the Company proposes to register any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash, it will, prior to such filing, give written notice to all Rights Holders of its intention to do so.  Upon the written request of a Rights Holder given within ten (10) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company shall use commercially reasonable efforts to cause all Registrable Securities which the Company has been requested by such Rights Holder to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Rights Holder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to the Rights Holder.

(b)If the registration for which the Company gives notice pursuant to Section 2(a) is a registered public offering involving an underwriting, the Company shall so advise the Rights Holders as part of the written notice given pursuant to Section 2(a).  In such an event, the right of any Rights Holder to include its Registrable Securities in such registration pursuant to this Section 2 shall be conditioned upon such Rights Holder’s participation in such underwriting on the terms set forth herein.  All Rights Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company.

Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the Company may limit the number of Registrable Securities to be included in such registration and underwriting.  The Company shall so advise all Rights Holders requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner.  The number of shares that may be included in such registration and underwriting shall be allocated among all Rights Holders requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Securities which they held at the time the Company gives the notice specified in Section 2(a).  If any Rights Holder would thus be entitled to include more securities than such Rights Holder requested to be registered, the excess shall be allocated among the other requesting Rights Holders pro-

rata in the manner described in the preceding sentence.  If any Rights Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

3.Registration.

(a)Registration Statements.  If and whenever the Company elects to effect the registration of any Registrable Securities under the Securities Act, the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of the Registrable Securities.  Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A (the “Plan of Distribution”).  Such Registration Statement also shall cover, to the extent allowable under the Securities Act (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Rights Holders and their counsel prior to its filing or other submission.  The Company shall have the right to terminate or withdraw any registration initiated by it hereunder prior to the effectiveness of such registration whether or not any Rights Holders have elected to include Registrable Securities in such registration.  The expenses of such withdrawn registration shall be borne by the Company.

(b)Expenses.  The Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, and listing fees, fees and expenses of one counsel to represent the Rights Holder and other similarly situated Rights Holders (not to exceed $5,000) and the Rights Holders’ reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c)Effectiveness.

(i)In the event the Company elects to file a Registration Statement, the Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable.  Any request for acceleration of the Registration Statement shall seek effectiveness at 5:00 p.m., New York time, or as soon thereafter as practicable.  The Company shall notify the Rights Holders by facsimile or e-mail as promptly as practicable, and in any event, prior to 9:00 a.m., New York time, on the day after any Registration Statement is declared effective, shall file with the SEC under Rule 424 a final Prospectus as promptly as practicable, and in any event, prior to 9:00 a.m., New York time, on the day after any Registration Statement is declared effective, and shall advise the Rights Holders in writing that either (i) it has complied with the requirements of Rule 172 or (ii) it is unable to satisfy the conditions of Rule 172 and, as a result, Rights Holders are required to deliver a copy of the Prospectus in connection with any sales of Registrable Securities (in which case, the Company shall deliver to the Rights Holders a copy of the Prospectus to be used in connection with the sale or other disposition of the securities covered thereby).

(ii)For not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Rights Holders in writing of the existence of (but in no event, without the prior written consent of a Rights Holder, shall the Company disclose to the Rights Holder any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Rights Holder in writing and obtain the written agreement of such Rights Holder to maintain the strictest confidentiality regarding any material non-public information of which such Rights Holder may become aware, (c) to cease all purchases and sales under the Registration Statement until the end of the Allowed Delay, and (d) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

4.Company Obligations.  In the event the Company elects to file a Registration Statement, the Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)use commercially reasonable efforts to cause such Registration Statement to become effective at 5:00 p.m., New York time, or as soon thereafter as practicable and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144 of the Securities Act without regard to any volume limitation requirements under Rule 144 of the Securities Act (the “Effectiveness Period”) and advise the Rights Holders in writing when the Effectiveness Period has expired;

(b)prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)furnish to each of the Rights Holders and their collective, single designated legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Rights Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Rights Holder that are covered by the related Registration Statement;

(d)use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(e)prior to any public offering of Registrable Securities, use commercially reasonable efforts to (i) register or qualify or cooperate with the Rights Holders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Rights Holders and (ii) do any and all other acts or things necessary or advisable to enable the distribution in such jurisdictions of the

Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(e), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 4(e), (iii) file a general consent to service of process in any such jurisdiction; or (iv) provide any undertakings that cause material expense or burden to the Company;

(f)use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(g)immediately notify the Rights Holders, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(h)otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Rights Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Rights Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 4(h), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

(i)With a view to making available to the Rights Holders the benefits of Rule 144 of the Securities Act (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Rights Holders to sell shares of Common Stock to the public without registration, the Company covenants and agrees to:  (i) use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144 without regard to any volume limitation requirements under Rule 144 or (B) such date as all of the Registrable Securities shall have been resold; (ii) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to each Rights Holder upon request, as long as such Rights Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Rights Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

5.Due Diligence Review; Information.  The Company shall make available, during normal business hours, for inspection and review by the Rights Holders, advisors to and representatives of the Rights Holders (who may or may not be affiliated with the Rights Holders and who are reasonably acceptable to the Company), all financial and other records, all filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Rights Holders or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Rights Holders and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

The Company shall not disclose material nonpublic information to the Rights Holders, or to advisors to or representatives of the Rights Holders, unless prior to disclosure of such information the Company: (a) identifies such information as being material nonpublic information and provides the Rights Holders, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Rights Holder wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto; and (b) advises the Rights Holder in writing to cease all purchases and sales under the Registration Statement until such information has become public information for not less than four (4) business days.

6.Obligations of the Rights Holders.

(a)Should the Company, in its sole discretion, decide to file a Registration Statement, each Rights Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required by the provisions of this Agreement to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.  At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Rights Holder of the information the Company requires from such Rights Holder if such Rights Holder elects to have any of the Registrable Securities included in the Registration Statement.  A Rights Holder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Rights Holder elects to have any of the Registrable Securities included in the Registration Statement.

(b)Each Rights Holder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Rights Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)Each Rights Holder agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 3(c)(ii) or (ii) the happening of an event pursuant to Section 4(g) hereof, such Rights Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Rights Holder is advised by the Company that such dispositions may again be made.

(d)Each Rights Holder, advisor to and representative of the Rights Holder (who may or may not be affiliated with the Right Holder) (each, an “Inspector”) will hold in confidence, and will not make any disclosure (except to an Purchaser) of, any records or other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iii) the information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Inspector), (iv) the information was developed independently by an Inspector without breach of this Agreement, (v) the information was known to the Inspector before receipt of such information from the Company, or (vi) the information was disclosed to the Inspector by a third party without restriction.  The Company is not required to disclose any confidential information to any Inspector unless and until such Inspector has entered into a confidentiality agreement (in form and substance reasonably satisfactory to the Company) with the Company with respect thereto, substantially in the substance of this Section 6(d).  Each Purchaser will, upon learning that disclosure of confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.  Nothing herein will be deemed to limit the Purchaser’s ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

(e)No Purchaser may participate in any underwritten distribution hereunder unless such Purchaser (a) agrees to sell such Purchaser’s Registrable Securities on the basis provided in any underwriting arrangements applicable to such distribution, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions applicable with respect to its Registrable Securities.

7.Indemnification.

(a)Indemnification by the Company.  The Company will indemnify and hold harmless each Rights Holder and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Rights Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Rights Holder’s behalf and will reimburse such Rights Holder, and each such officer, director, member, employee, agent, successor and assign, and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Rights Holder or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, and (ii) does not apply to amounts paid in settlement of any loss, claim, damage or liability if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld.

(b)Indemnification by the Rights Holders.  Each Rights Holder agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from (i) any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or any Blue Sky Application or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Rights Holder to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) any violation by the Rights Holder or its agents of any rule or regulation promulgated under the Securities Act applicable to the Rights Holder or its agents and relating to action or inaction required of the Rights Holder in connection with such registration.  In no event shall the liability of a Rights Holder be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Rights Holder in connection with any claim relating to this Section 7 and the amount of any damages such Rights Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Rights Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.  In addition, a Rights Holder shall not be liable hereunder to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of the Company’s, or any underwriter’s, or their representatives’ failure to send or give a copy of a final Prospectus, as the same may be then supplemented or amended, to the person or entity asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of securities to such person or entity if such statement or omission was corrected in such final Prospectus.

(c)Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 7 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

8.Miscellaneous.

(a)Amendments and Waivers.  This Agreement may be amended only by a writing signed by the Company and the holders of a majority of the then-outstanding Registrable Securities.  The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the person adversely affected by such action or omission.

(b)Notices.  All notices and other communications provided for or permitted hereunder shall be made as required in the Purchase Agreement.

(c)Assignments and Transfers by Rights Holders.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Rights Holders and their respective successors and permitted assigns.  A Rights Holder may transfer or assign, in whole or from time to time in part, its rights hereunder in connection with the transfer of Registrable Securities by such Rights Holder only if such transferee or assignee receives at least 50,000 Registrable Securities (adjusted for stock splits, stock dividends, stock combinations and similar corporate actions); provided, further, that such transferee or assignee shall execute a copy of this Agreement and that such Rights Holder complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d)Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Rights Holder, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Rights Holder, after notice duly given by the Company to each Rights Holder.

(e)Benefits of the Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.

Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)Counterparts; Faxes.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile, which shall be deemed an original.

(g)Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Texas without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Harris County, Texas for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Agreement as of the last date set forth on the signature pages below.

THE COMPANY:SUMMER ENERGY HOLDINGS, INC.

Date: April 13, 2018By: /s/ Jaleea P. George

Name: Jaleea P. George

Title: CFO

Signature Page to
Registration Rights Agreement

PURCHASER:

LAROSE HOLDINGS, LLLP By: LaRose Holdings Management, Inc. Its: General Partner By: /s/ Albert J. LaRose Its: President

Address
Federal Identification or Social Security No. Delaware
State of Domicile/Organization/Incorporation

Additional Information for Notice:	Facsimile:
Email:

Copy to:

Chamberlain, Hrdlicka, White, Williams & Aughtry
1200 Smith Street, Suite 1400
Houston, Texas 77002

Attention: James J. Spring, III
Facsimile: 713-658-2553
E-mail: j.spring@chamberlainlaw.com

Signature Page to
Registration Rights Agreement

Exhibit A

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•an exchange distribution in accordance with the rules of the applicable exchange;

•privately negotiated transactions;

•short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;

•through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•a combination of any such methods of sale; and

•any other method permitted by law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of our common stock short and deliver these securities to close

Appendix A – Page 1

out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act.  Selling stockholders will be subject to the prospectus delivery requirements of the Securities Act, unless an exemption therefrom is available.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

There can be no assurance that any selling shareholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates.  In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.  The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

Appendix A – Page 2

We will pay all our expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144 of the Securities Act without regard to any volume limitation requirements under Rule 144 of the Securities Act.

Appendix A – Page 3